UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2011

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10750 Columbia Pike, Silver Spring, Maryland 20901

(Address of Principal Executive Offices) (Zip Code)

(301) 592-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	REGULATION FD DISCLOSURE

The following information is intended to be furnished under Item 7.01 of Form 8-K, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Choice Hotels International, Inc. (the “Company”) presented at the Jefferies 2011 Global Consumer Conference in Nantucket, Massachusetts on June 22, 2011. The Company’s presentation was and continues to be available to the public on the Company’s website in a Regulation FD-eligible webcast format.

To clarify comments made by the Company’s President and Chief Executive Officer during the conference, (1) the Company’s share of the U.S. hotel market based on the number of hotels increased by 8 basis points in 2010; (2) the Company’s domestic unit growth in 2010 increased by approximately 1.8% over 2009, and the Company anticipates that net domestic unit growth in 2011 will be flat compared to 2010; and (3) the Company anticipates that the number of newly executed domestic franchise agreements during 2011 will be approximately at or near the level of executed domestic franchise agreements during 2010.

Forward Looking Statements: This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s future financial performance. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements, including risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission (SEC), as set forth below. Investors are cautioned that forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. Forward-looking statements speak only as of the dates on which they are made and the Company undertakes no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise, unless required to do so by securities laws. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC and which are available at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2011	Choice Hotels International, Inc.

	By:	/s/ Ronald D. Parisotto
	Name:	Ronald D. Parisotto
	Title:	Senior Vice President, General Counsel, Secretary & Chief Compliance Officer

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